Exhibit (99)(a)

                                 KS BANCORP, INC
                                  P.O. BOX 219
                                 Kenly, NC 27542


                                  PRESS RELEASE


April 25, 2003

Contact:   Harold T. Keen                              Earl W. Worley, Jr
           President and Chief Executive Officer       Chief Financial Officer
           (919) 284-4157                              (919) 284-4157



Kenly, NC -April 25, 2003, KS Bancorp, Inc. (KSAV) Announces Quarterly Cash Dividend of $.16 per Share.

KS Bancorp, Inc. announced today the payment of a quarterly cash dividend of $.16 per share for stockholders of record on May 2, 2003 with payment to be made on May 6, 2003.







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